                                                                   EXHIBIT 10.5

                                    EXHIBIT B

                      WALBRO ENGINE MANAGEMENT CORPORATION

I.   Corporate Structure

     A. Puts structure in place for future sale, spin-off etc. of Walbro Engine Management Corporation if appropriate.

     B.  Allows management to earn ownership in WEMC.

     C. Structure defines WEMC asset base and allows management to focus on maximizing cash flow.

     D.  Structure allows clearer financial reporting and control.

     E.  Structure clarifies to financial public Walbro's two businesses.

     F. Walbro has two separate businesses each in different stages of product life cycle. Automotive is in growth cycle, Engine Management is in a mature market with a forecasted down turn. It is time to reap the cash flow benefits from Engine Management. Therefore, cash generation is the appropriate measurement criteria for management.

II.  Valuation of WEMC

     A.  Independent appraisal using a combination of the following:

         1.  Discounted cash flow
         2.  Book value
         3.  Liquidation value

     B.  Valuation amount is the basis for incentive plan.

January 11, 1991

                      WALBRO ENGINE MANAGEMENT CORPORATION
                           MANAGEMENT EQUITY EARN OUT

1. The management of Walbro Engine Management (WEMC) will be given an opportunity to earn up to 15% equity in WEMC by generating operating cash flow sufficient to service $50,000,000 debt as illustrated in the debt service schedule. The threshold cumulative total payment needed to earn equity is all interest on the unpaid principal balance due plus 70% of original principal balance on a pro rata basis.

If    70% of original principal is paid   0%
If    80% of original principal is paid   5%
If    90% of original principal is paid 10%
If   100% of original principal is paid 15%



                               VALUATION SCHEDULE

Walbro Engine Management Corporation has an estimated value of $50,000,000 plus. Per the 11/30/90 balance sheet, book value of total assets over current liabilities is $51,443,000. Based on a net operating profit return of 18%, cash flow would support $50,000,000 debt and leave 2,664,000 for capital expenditures.

Debt Service Schedule

                             10%
               Payment     Interest     Principal      Balance
  Beginning                                           50,000,000
  1st year    10,300,000   5,000,000    5,300,000     44,700,000
  2nd year    10,300,000   4,470,000    5,830,000     38,870,000
  3rd year    10,300,000   3,887,000    6,413,000     32,457,000
  4th year    10,300,000   3,246,000    7,054,000     25,403,000
  5th year    10,300,000   2,540,000    7,760,000     17,643,000
  6th year    10,300,000   1,764,000    8,536,000      9,107,000
  7th year    10,300,000   1,193,000    9,107,000              0

                      WALBRO ENGINE MANAGEMENT CORPORATION
                         DEBT SERVICE CAPACITY SCHEDULE

                              WEMC Income Statement
                                      1991


         Net Operating Profit                                 7,153

         Interest Expense                                     5,000
                                                             ------

         Net Operating Profit After Interest                  2,153

         Taxes                                                  818
                                                             ------

         Net Income                                           1,335
                                                             ------


                            WEMC Cash Flow Statement
                                      1991

         Net Income                                           1,335

         Depreciation & Amortization                          4,000
                                                             ------

         Cash Flow From Operations                            5,335

         Interest Expense                                     5,000
                                                             ------

         Available for Debt Service
         and Capital Expenditures                            10,335

         Debt Service Per Year                               10,300
                                                             ------

         Available for Capital Expenditures                      35

                                                             ------

                      WALBRO ENGINE MANAGEMENT CORPORATION

                                  Balance Sheet
                                    11/30/90


                                    WCC              WFE               WSP              WMX               Total
                                                                                        GmbH              WEMC

         Assets

         Cash                           14              70               298                                 382

         Acct. Rec.                 11,066           2,197                                 100            13,363

         Inventory                   8,513           1,166             1,484                              11,163

         Prepaids                    3,070             486               364                               3,920

         Fixed Asset (Net)          21,317           3,107             5,928             1,975            32,327

         Deferred Tools              1,343                                                                 1,343

         Patents                       451                                                                   451

         Other                          34                                                                   765
                                    ------           -----             -----             -----            ------

         Total Assets               45,808           7,727             8,074             2,075            63,684
                                    ======           =====             =====             =====            ======

         Liabilities

         Accounts Payable            3,370           2,703               203                               6,276

         Accrued Expense             3,346           1,174               348                               4,868

         Long-term Liab.                               836               261                               1,097

         Long-term Debt                              4,928             3,986             1,340            10,254
                                     -----           -----             -----             -----            ------

         Total Liabilities           6,716           9,641             4,798             1,340            22,495

         Equity                                                                                           41,189
                                                                                                          ------

         Total Liabilities & Equity                                                                       63,684
                                                                                                          ======

                      WALBRO ENGINE MANAGEMENT CORPORATION
                          TARGETED NET OPERATING PROFIT


                                              14%               16%               18%

         Sales                               68,994           68,994            68,994

         NOP                                  9,659           11,039            12,419

         R & D                                  812              812               812
                                           --------         ---------         --------

         NOP Before Int.                      8,847           10,227            11,607

         Interest                             5,000            5,000             5,000
                                            -------          -------           -------

         Net Inc Before Taxes                 3,847            5,227             6,607

         Taxes                                1,539            2,090             2,643
                                            -------          -------           -------

         Net Income                           2,308            3,137             3,964
                                            =======          =======           =======


                       TARGETED CASH FLOW AND DEBT SERVICE


                                               14%               16%               18%
         Net Income                          2,308             3,137             3,964

         Depreciation                        4,000             4,000             4,000

         Interest Expense                    5,000             5,000             5,000
                                            ------            ------            ------

         Available for
         Debt Service                       11,308            12,137            12,964

         Debt Service                       10,300            10,300            10,300

         Available for
         Corporate Exp.                      1,008             1,837             2,664
                                            ======            ======            ======


                      WALBRO ENGINE MANAGEMENT CORPORATION
                        ADMINISTRATION OF INCENTIVE PLAN

1. Committee of five individuals will administer the incentive plan. Membership as follows:

         A.    Chairman Walbro Holding
         B.    WEMC President
         C.    WEMC Director of Operations
         D.    Two Participants elected each year from the incentive pool.

2. Committee determines who will participate in the incentive program yearly in advance (estimate 10 people will participate).

3. Committee allocates 100 points each year to the individuals who are participating.

4. Based on the total equity earned over the five year period, each employee receives a percentage of it based on the number of points he has accumulated over the five year period divided by 500.

                      WALBRO ENGINE MANAGEMENT CORPORATION
                            EARNED EQUITY ALLOCATION

Example 1.

         Assumptions:

         Number of employees included in incentive program             10
                                                                       --

         Five equal payments of $10,300,000 per year

         Each employee has constant number of points allocated to him/her

                  2 Employees       150 points
                  4 Employees       200 points
                  4 Employees       150 points
                                    ---
                                    500 points

         Because management met the payment schedule necessary to pay off $50,000,000 the following distribution of equity would occur.

                  2 Employees receive 15% of 15% = 2.25% each
                  4 Employees receive 10% of 15% = 1.5% each
                  4 Employees receive 7.5% of 15%= 1.125% each

Example 2.

         Assumptions:

         Number of employees 10 1st and 2nd year
                             13 3rd, 4th and 5th year

         Payments $ 9,300,000 in 1st, 2nd and 3rd year
                  $10,300,000 in 4th and 5th

         Points

            1st and 2nd years      Five employees 15 points each
                                   Five employees  5 points each

            3rd, 4th and 5th years Five employees 12 points each
                                   Eight employees 5 points each

Because management underpaid it's payment by $1,000,000 in each of the first three years, they were paying at the 90% rate or earning equity at the 10% rate instead of the 15% rate. Therefore, in the first three years there is 2% equity to allocate for each year.

         Five employees earned      66 points each   330 points
         Five employees earned 25 points each 125 points Three employees earned 15 points each 45 points
                                                     ---
                                                     500 points

Equity to be Distributed
(3years x 2% + 2years x 3%) = 12%

Five employees earned (66/500 x 12%)  = 1.58% each
Five employees earned (25/500 x 12%)  =  .6% each
Three employees earned (15/500 x 12%) =  .36% each